Southeast SuperCommunity Bank Conference

Southern Community
FINANCIAL CORPORATION

February 14, 2007

Forward Looking Statements

This presentation may contain, in addition to historical information, various "forward-looking statements" that represent our judgment concerning the future and are subject to risks and uncertainties that could cause Southern Community's actual operating results and financial position to differ materially from those projected in the forward-looking statements. Such forward-looking statements can be identified by the use of forward looking terminology, such as "may," "will," "expect," "anticipate," "estimate," or "continue" or the negative thereof or other variations thereof or comparable terminology. We caution that any such forward-looking statements are further qualified by important factors that could cause Southern Community's actual operating results and financial position to differ materially from the forward-looking statements, including without limitation considerations described in connection with specific forward looking statements. We undertake no obligation to update any forward-looking statements to reflect events or circumstances arising after the date of this presentation.

Corporate Profile

- Started – November 18, 1996
- State Chartered, Fed Member and Report to the SEC
- SCFC Operates 22 Banking Offices in 9 NC Counties
  - Recently expanded into Raleigh & Asheville, NC
  - New banking office in Mooresville, NC (Charlotte) opened in August 2006
- VCS Management, LLC
  - Small Business Investment Company

Why Invest In Southern Community?

- Competitive/Driven for the long term
- Our people: Strong, entrepreneurial management team; Committed employees
- Have built the infrastructure & capacity to support significant growth
- Strength of our commercial banking and construction team
- Diverse, full-service financial institution; Positioned to compete

Southern Community Services

- Full service retail and commercial banking
- Full service construction lending division
- Mezzanine financing
- Mortgage division
- Asset management, brokerage, trust
- Tax-free exchange
- Cash management/online services
- Lock box
- Courier

Why Invest In Southern Community?

- Inside Ownership (12.4% as of 12/31/06)
- Well capitalized, 136.2MM in equity, over 17.4MM shares outstanding, market cap of 169.98MM
- Strength of credit administration & regulatory compliance
- Strong credit culture/fundamentals

Asset Quality And Reserves

- Lend to Established Businesses with Historical Cash Flow
- Independent Loan Review
- NPAs Are 0.25% of Total Assets (as of 12/31/06)
- $13.0 million in ALLL, 1.26% of Loans, 4.95x coverage of NPLs (as of 12/31/06)

Why Invest In Southern Community?

- Long term focus to build a solid, competitive, high performance institution
- 3rd Largest Community Bank in NC – Consolidation Opportunities
- Deposit share – #3 in Forsyth County
  #5 in Triad (Greensboro/High Point/Winston-Salem)
- Positioned in four of the top five markets in fast-growing NC
- NC #1 in Migration, #6 in Retirees
- Year over year deposit growth 8.8%; non-maturity deposit growth 17.8%; loan growth 18.9% (since 9/30/05 non-maturity deposits have increased 33%)

Why Invest In Southern Community?

- One of only 8 community banks in NC offering trust services
- Strong reputation for service and community involvement (97% customer approval rating)
- Our culture: High-service standards and focus – *Heart for Service*
- Most experienced, competitive and deepest commercial/ construction departments in NC
- Vertically integrated commercial bank

Best Commercial Bank In NC

- Commercial Bank
  - Offer any type of business loan
  - Full cash management services
  - Small business banking
- Commercial Finance
  - Asset-based lending
  - Receivables purchasing & financing
  - Operate full-service lock box
- Small Business Investment Corporation
  - Venture capital – Mezzanine financing
  - Subordinated debt with warrants
  - Network/liaison to public markets

Target Markets

- Small & Medium Sized Businesses
  - Owners
  - Managers
- Professionals
- Residential Builders / Developers – over $200 million outstanding
- Retail Customers

Branch Network



ASHEVILLE
BUNCOMBE
SURRY
STOKES
ROCKINGHAM
WAKE
YADKIN
FORSYTH
GUILFORD
RALEIGH
GREENSBORO
IREDELL
WINSTON-SALEM
Headquarters
HIGH POINT
MOORESVILLE
CHARLOTTE

Population Projections By Market

COUNTY	2000	2030	Growth % 2000 to 2030
Alamance	130,794	194,787	48.93%
Buncombe Asheville	206,766	278,494	34.69%
Davidson	147,246	197,877	34.39%
Forsyth Winston-Salem	306,067	427,292	39.61%
Guilford Greensboro	421,408	588,886	39.86%
Iredell	122,660	223,818	82.47%
Mecklenburg Charlotte	695,370	1,296,741	86.48%
Rockingham	91,928	98,708	7.38%
Stokes	44,711	58,073	29.89%
Surry	71,216	88,514	24.29%
Wake Raleigh	627,866	1,367,176	117.75%
Yadkin	36,348	48,441	33.27%
TOTAL	**2,902,020**	**4,868,807**	**67.77%**

NC Growth Projections


High Growth County
Medium Growth County
Low Growth County
County With Southern Community Branch

Based on Raymond James' Projected Economic Indicator Change '06-'11, which measures prospective wealth creation using changes in population and median household income

Deposit Initiatives

- Incentive for commercial/retail bankers
- Focused campaigns
- Deposit specialist
- Targeting
- Business Banking
- Changing our funding mix

Deposit Portfolio Composition



Total Deposits (in thousands)
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
64.9%
25.8%
9.3%
59.9%
31.1%
9.0%
60.4%
27.9%
11.7%
54.7%
33.5%
11.8%
51.0%
38.4%
10.6%
2002
2003
2004
2005
2006
Non-Interest Bearing (DDAs)
Interest Bearing (Money Mkt, NOW, Savings)
CDs

Market Share – NC Statewide

2006 Rank	Institution	Type	2006 Number of Branches	2006 Total Deposits in Market ($000)	2006 Total Market Share (%)
1	Wachovia Corp. (NC)	Bank	331	81,455,833	41.73
2	Bank of America Corp. (NC)	Bank	202	27,993,418	14.34
3	BB&T Corp. (NC)	Bank	348	25,282,187	12.95
4	First Citizens BancShares Inc. (NC)	Bank	285	9,991,589	5.12
5	SunTrust Banks Inc. (GA)	Bank	200	7,879,489	4.04
6	Royal Bank of Canada	Bank	183	7,581,371	3.88
7	First Charter Corp. (NC)	Bank	61	2,966,778	1.52
8	First Bancorp (NC)	Bank	61	1,484,025	0.76
9	FNB United Corp. (NC)	Bank	44	1,406,420	0.72
10	Fidelity Bancshares (NC) Inc. (NC)	Bank	67	1,113,545	0.57
11	Capital Bank Corp. (NC)	Bank	26	1,030,534	0.53
12	South Financial Group Inc. (SC)	Bank	24	1,008,173	0.52
13	Southern Community Financial (NC)	Bank	22	985,173	0.50
14	Bank of Granite Corp. (NC)	Bank	22	981,868	0.50
15	Southern Bancshares (NC)(NC)	Bank	54	933,196	0.48
	TOTAL		**2,642**	**195,193,246**	

Non-Retail branches not included
Source: SNL Financial, Inc. (as of June 30, 2006)

Market Share – Our Markets

2006 Rank	Institution	Type	2006 Number of Branches	2006 Total Deposits in Market ($000)	2006 Total Market Share (%)
1	Wachovia Corp. (NC)	Bank	109	11,887,694	28.55
2	BB&T Corp. (NC)	Bank	74	11,267,583	27.06
3	Bank of America Corp. (NC)	Bank	65	3,152,737	7.57
4	SunTrust Banks Inc. (GA)	Bank	76	2,847,762	6.84
5	First Citizens BancShares Inc. (NC)	Bank	73	2,686,550	6.45
6	Royal Bank of Canada	Bank	38	1,638,535	3.93
7	Southern Community Financial (NC)	Bank	22	985,173	2.37
8	Piedmont FS&LA (NC)	Bank	9	609,051	1.46
9	High Point Bank Corp. (NC)	Bank	8	501,573	1.20
10	FNB Financial Services Corp. (NC)	Bank	7	481,551	1.16
11	Fidelity Bancshares (NC) Inc. (NC)	Bank	29	456,905	1.10
12	Yadkin Valley Financial (NC)	Bank	11	450,803	1.08
13	Paragon Commercial Corp. (NC)	Bank	1	450,477	1.08
14	Capital Bank Corp. (NC)	Bank	8	339,790	0.82
15	Crescent Financial Corp. (NC)	Bank	6	284,555	0.68
	TOTAL		**679**	**41,643,378**	

Non-Retail branches not included
Source: SNL Financial, Inc. (as of June 30, 2006)

Southern Community Financial Corporation

Financial Profile

	2006	2005	2004	2003	2002
Total Assets	$1,436	$1,288	$1,223	$799	$612
Total Loans	1,033	869	796	520	422
Deposits	1,025	942	846	575	449
Equity	136	135	137	51	48
Net Income	4.2*	7.7	8.1	3.6	3.2
EPS	0.24*	0.42	0.45	0.39	0.35
Book Value Per Share	7.83	7.66	7.68	5.65	5.41
Tangible Book Value Per Share	4.87	4.71	4.73	5.65	5.41

In Millions of Dollars except per share

** Reflects impact of investment portfolio restructure*

Key Financial Ratios

	2006	2005	2004	2003	2002
Net Interest Margin	3.30 %	3.20 %	3.26 %	3.22 %	3.34 %
Net Interest Spread	2.92	2.86	3.03	3.00	3.02
Non Int. Income / Total Rev	8.28*	16.18	18.73	19.27	18.35
ROAA	0.31*	0.60	0.69	0.51	0.58
ROAE	3.11*	5.67	6.21	7.31	7.24
ROTE	5.05*	9.21	10.13	7.31	7.24
Non Int. Exp. / Avg Assets	2.62*	2.44	2.36	2.63	2.66
Efficiency Ratio	80.64*	71.01	64.86	70.2	69.05
LLR/Loans	1.26	1.36	1.57	1.40	1.50
NPAs to Total Assets	0.25	0.13	0.27	0.13	0.36

**** Reflects impact of investment portfolio restructure***

Loan Portfolio Composition

At December 31, 2006:


C&I
17%
Construction
21%
Consumer
2%
Residential
Mortgage
28%
Commercial
Mortgage
32%

Approximately 53% Floating

Investment Portfolio Composition

At December 31, 2006:



Corporate/
Other
7%
Municipals
4%
Agencies
60%
MBS
29%

Total Dollars = Approximately $255 million
Average Yield = 4.38%
% of Assets = 17.8%

Market Performance (Last 12 Months)



115%
110%
105%
100%
95%
90%
SNL Bank $1B-$5B
SCMF
Russell 3000
NASDAQ Bank
1/30/06
3/30/06
5/30/06
7/30/06
9/30/06
11/30/06
1/30/07

Southern Community Financial Corporation

Consolidation Creates Opportunity

- Wachovia – Their target customer is larger
- Bank of America – National Retail Strategy
- SunTrust – Less local decision making in our markets
- Royal Bank of Canada / Centura – Focused internally
- BB&T – Focused internally

Focus And Strategy

- Expand Market Through de novo Locations or Accretive Acquisitions
- Diversify Our Revenue
  - Expand mortgage operations
  - Build our wealth management division
- Leverage Commercial Bank Loans & Relationships
- Leverage Infrastructure and People
- Enhance Profitability
  - Build core deposit base
  - Build annuitized income
  - Expense control
  - Improve margins

Why Southern Community Is Different

- Desire and commitment
- Depth and breadth of our services
- Strength of Commercial and Construction services
- Proven ability to grow revenue, deposits and loans
- Market footprint and position in NC
- Infrastructure
- Soundness
- Our people/culture